United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the
[X] Definitive Proxy Statement                 Commission Only (as permitted by
[ ] Definitive Additional Materials            Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-12

                                   ----------

                           Allied First Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:
            (2) Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            (4) Proposed maximum aggregate value of transaction:
            (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 290E
                           Naperville, Illinois 60563
                                 (630) 778-7700

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Allied First Bancorp, Inc., you are cordially invited to attend Allied First Bancorp's 2004 Annual Meeting of Stockholders. The annual meeting will be held at 9:00 a.m., Naperville, Illinois time, on October 21, 2004, at the office of Allied First Bank, located at 387 Shuman Boulevard, Suite 290E, Naperville, Illinois.

      An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder of Allied First Bancorp to vote and participate in this process. Stockholders of Allied First Bancorp are being asked to consider and vote upon (1) the election of two directors of Allied First Bancorp, and (2) the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005. In addition, the annual meeting will include management's report on Allied First Bancorp's 2004 financial and operating performance.

      We encourage you to attend the annual meeting in person. Whether or not you plan to attend the annual meeting, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save Allied First Bancorp the additional expense in soliciting proxies and will ensure that your shares of common stock of Allied First Bancorp are represented at the annual meeting.

      The Board of Directors and management are committed to the success of Allied First Bancorp and the enhancement of the value of your investment. Thank you for your confidence and support.

                                           Very truly yours,

                                           /s/ Kenneth L. Bertrand
                                           -----------------------
                                           Kenneth L. Bertrand
                                           President and Chief Executive Officer

September 20, 2004
Naperville, Illinois

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 290E
                           Naperville, Illinois 60563
                                 (630) 778-7700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 21, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Allied First Bancorp, Inc. will be held as follows:

TIME ..................  9:00 a.m. Naperville, Illinois time

DATE ..................  October 21, 2004

PLACE .................  387 Shuman Boulevard, Suite 290E, Naperville, Illinois

ITEMS OF BUSINESS .....  (1) To elect two directors, each for a term of three years;

                         (2) To ratify the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005; and

                         to transact any other business that may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

RECORD DATE ...........  Holders of record of Allied First Bancorp's common stock at the close of business on August 20, 2004 will be entitled to vote at the annual meeting or any adjournment of the annual meeting.

ANNUAL REPORT .........  Allied First Bancorp's Annual Report to Stockholders is
                         being mailed with this proxy statement.

PROXY VOTING ..........  It is important that your shares be represented and voted at the annual meeting. You can vote your shares of Allied First Bancorp common stock by completing and returning the enclosed proxy card. Regardless of the number of shares you own, your vote is very important. Please act today.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Kenneth L. Bertrand
                         -----------------------
                         Kenneth L. Bertrand
                         President and Chief Executive Officer

Naperville, Illinois
September 20, 2004

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 290E
                           Naperville, Illinois 60563
                                 (630) 778-7700

                                 PROXY STATEMENT

                                  INTRODUCTION

      The Board of Directors of Allied First Bancorp, Inc. is using this proxy statement to solicit proxies from the holders of Allied First Bancorp's common stock for use at Allied First Bancorp's upcoming Annual Meeting of Stockholders. The annual meeting will be held on October 21, 2004 at 9:00 a.m., Naperville, Illinois time, at the office of Allied First Bank, located at 387 Shuman Boulevard, Suite 290E, Naperville, Illinois.

      At the annual meeting, stockholders of Allied First Bancorp will be asked to vote on two proposals: (1) the election of two directors of Allied First Bancorp, each to serve for a term of three years; and (2) the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005. These proposals are described in more detail below. Stockholders of Allied First Bancorp also will consider any other matters that may properly come before the annual meeting, although the Board of Directors knows of no other business to be presented. Some of the information in this proxy statement relates to Allied First Bank, the wholly owned subsidiary of Allied First Bancorp.

      By submitting your proxy, you authorize Allied First Bancorp's Board of Directors to represent you and vote your shares of Allied First Bancorp common stock at the annual meeting in accordance with your instructions. The Board of Directors of Allied First Bancorp also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting.

      Allied First Bancorp's Annual Report to Stockholders for the fiscal year ended June 30, 2004, which includes Allied First Bancorp's annual financial statements, is being mailed with this proxy statement. Although the annual report is being mailed to stockholders of Allied First Bancorp with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

      This proxy statement and the accompanying materials are being mailed to stockholders on or about September 20, 2004.

      Your vote is important. Whether or not you plan to attend the annual meeting, please submit your proxy promptly in the enclosed envelope.

                      INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting of stockholders?

      Stockholders of Allied First Bancorp will be asked to vote on the following proposals at the annual meeting:

            Proposal 1. Election of two directors of Allied First Bancorp, each for a term of three years; and

            Proposal 2. Ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005.

      Stockholders will also act on any other business that may properly come before the annual meeting. Members of our management team will be present at the annual meeting to respond to your questions.

Who is entitled to vote at the annual meeting of stockholders?

      The record date for the annual meeting is August 20, 2004. Only Allied First Bancorp stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. The only class of capital stock entitled to be voted at the annual meeting is Allied First Bancorp's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 558,350 shares of common stock outstanding.

What if my shares of Allied First Bancorp common stock are held in "Street Name" by a broker?

      If your shares of Allied First Bancorp common stock are held in "Street Name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as a "broker non-vote." Proposals 1 and 2 are both expected to be considered "discretionary" items.

How many shares of Allied First Bancorp common stock must be present to hold the annual meeting of stockholders?

      A quorum must be present at the annual meeting for any business to be conducted. The presence at the annual meeting, in person or by proxy, of the holders of at least one-third of the shares of Allied First Bancorp common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares of Allied First Bancorp common stock considered to be present at the annual meeting.

What if a quorum is not present at the annual meeting of stockholders?

      If a quorum is not present at the scheduled time of the annual meeting of stockholders, the stockholders of Allied First Bancorp who are represented may adjourn the annual meeting until a quorum is present. The time and place of the adjourned annual meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the annual meeting.

How do I vote?

      YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted at the annual meeting of stockholders in accordance with your instructions.

      YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING OF STOCKHOLDERS. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares of Allied First Bancorp common stock are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the holder of your shares indicating that you were the beneficial owner of those shares on August 20, 2004, the record date for voting at the annual meeting. You are encouraged to vote by proxy prior to the annual meeting even if you plan to attend the annual meeting.

Can I change my vote after I submit my proxy?

      Yes, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting by:

      o     signing another proxy card with a later date;

      o giving written notice of the revocation of your proxy to the Secretary of Allied First Bancorp prior to the annual meeting; or

      o voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the annual meeting; you must actually vote at the annual meeting to revoke a prior proxy.

How does the Board of Directors of Allied First Bancorp recommend I vote on the proposals?

      Your Board of Directors recommends that you vote:

      o     FOR election of the nominees to the Board of Directors; and

      o FOR ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005.

What if I do not specify how my shares of Allied First Bancorp common stock are to be voted?

      If you submit an executed proxy card but do not indicate any voting instructions, your shares of Allied First Bancorp common stock will be voted:

      o     FOR election of the nominees to the Board of Directors; and

      o FOR ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005.

Will any other business be conducted at the annual meeting of stockholders?

      The Board of Directors knows of no other business that will be presented at the annual meeting. If, however, any other proposal properly comes before the stockholders of Allied First Bancorp for a vote at the annual meeting, the Board of Directors, as holder of your proxy, will vote your shares of Allied First Bancorp common stock in accordance with its best judgment.

How many votes are required to elect the director nominees at the annual meeting of stockholders?

      The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect the nominees as directors. This means that the nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No person has been nominated for election other than the nominees named in this proxy statement. If you vote "Withhold" with respect to the election of the nominees, your shares of Allied First Bancorp will not be voted with respect to the person indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

      If a nominee is unable to stand for election to the Board of Directors of Allied First Bancorp, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares of Allied First Bancorp common stock for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

How many votes are required to ratify the appointment of Allied First Bancorp's independent auditors?

      The ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005 requires the affirmative vote of a majority of the votes cast on the matter.

How will abstentions be treated?

      If you abstain from voting, your shares of Allied First Bancorp common stock will still be included for purposes of determining whether a quorum is present. Because the directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005, your shares of common stock will not be included in the number of shares of common stock voting on the proposal and, consequently, your abstention will have no effect on the proposal.

How will broker non-votes be treated?

      Shares of Allied First Bancorp common stock treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. Consequently, broker non-votes will have no effect on Proposal 1 or Proposal 2. If, as expected, Proposals 1 and 2 are considered "discretionary items," there will be no broker non-votes on these proposals.

                              BENEFICIAL OWNERSHIP

Beneficial Ownership of Significant Stockholders, Directors and Executive
Officers

      The following table shows, as of August 20, 2004, the beneficial ownership of Allied First Bancorp's common stock, par value $0.01 per share, by:

      o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Allied First Bancorp common stock;

      o     each director and director nominee of Allied First Bancorp;

      o each executive officer of Allied First Bancorp and Allied First Bank named in the "Summary Compensation Table;" and

      o all of the executive officers and directors of Allied First Bancorp and Allied First Bank as a group.

      The address of each of the beneficial owners, except where otherwise indicated, is the same address as that of Allied First Bancorp. As of August 20, 2004, there were 558,500 shares of Allied First Bancorp common stock issued and outstanding.

                                                                               Shares (1)
Name and Address of Beneficial Owner                                       Beneficially Owned      Percent of Class
------------------------------------                                       ------------------      ----------------
Five Percent Beneficial Owners

Jeffrey L. Gendell(2)                                                              52,500                 9.40%
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut 06830

Lance S. Gad(3)                                                                    30,000                 5.37%
1250 Fence Row Drive
Fairfield, Connecticut 06824

John R. Brick 1990 Revocable Trust (4)                                             41,000                 7.34%
1400 Abbott Road
East Lansing, Michigan  48823

Named Officers and Directors

Kenneth L. Bertrand, President, Chief Executive Officer and Director               36,893                 6.61%
John R. Brick, Director                                                                (4)                   (4)
John G. Maxwell Jr., Chairman of the Board                                         30,000                 5.37%
William G. McKeown, Director                                                          500                 0.09%
Brien J. Nagle, Director                                                            2,500                 0.45%
Paul F. Renneisen, Director(5)                                                      5,000                 0.90%
Frank K. Voris, Director                                                            5,000                 0.90%
All directors and executive officers as a group (10 persons)                      129,780                23.24%

----------

      (1) Included shares of common stock held directly, by spouses or minor children and in trust and other indirect ownership as well as shares owned by the named individuals under Allied First Bancorp's Bank's Employee's Savings and Profit Sharing Plan and Trust ("401(k) Plan")

      (2) The above information is as reported in a Schedule 13-D filed on May 15, 2003, by Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell. These three parties reported shared voting and dispositive power with respect to all 52,500 shares.

      (3) The above information is as reported in a Schedule 13-G filed on October 16, 2003. Mr. Gad reported sole voting power for all 30,000 shares.

      (4) The above information is as reported in a Schedule 13-D filed on January 10, 2002, by the John R. Brick 1990 Revocable Trust (the "Trust"). The Trust reported shared voting and dispositive power with Mr. Brick's spouse's personal trust with respect to 15,000 shares. The Trust has sole voting and dispositive power with respect to the remaining shares, which includes 6,000 shares held in the Brick & Associates Employee Profit Sharing Plan of which Mr. Brick has voting and dispositive power.

      (5) Following the annual meeting of stockholders, Mr. Renneisen will not continue as a director of Allied First Bancorp or Allied First Bank.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

General

      Allied First Bancorp's Board of Directors consists of seven directors divided into three classes. Paul F. Renneisen is not seeking re-election to the Board of Directors. His term expires at the 2004 Annual Meeting, and the Board of Directors will then consist of six directors divided into three classes. Directors in each class are elected to serve for three-year terms that expire in successive years. The term of one of the classes of Allied First Bancorp's directors will expire at the annual meeting.

Nominees

      Allied First Bancorp has nominated John G. Maxwell, Jr. and John R. Brick for election as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2007. The nominees currently serve as directors of Allied First Bancorp and Allied First Bank. The nominees have consented to being named in this proxy statement and have agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares of Allied First Bancorp common stock for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the nominees as directors. Your Board of Directors recommends that you vote "FOR" the election of each of the nominees.

      The following table sets forth, with respect to the nominees and each continuing director, his name and age, the year in which he first became a director of Allied First Bank. Except for Dr. Brick, who was appointed to serve on the Board of Directors on March 1, 2004, each director has served as a director of Allied First Bancorp since its formation in 2001.

                                                      Positions Held With
Name                                Age (1)           Allied First Bancorp          Director Since(2)   Term Expires
----                                -------           --------------------          -----------------   ------------
                                                            NOMINEES
John G. Maxwell, Jr.                   59             Chairman of the Board                1994             2007
John R. Brick                          67                   Director                       2004             2007

                                                      CONTINUING DIRECTORS
William G. McKeown                     57                   Director                       1994             2005
Kenneth L. Bertrand                    47       President, Chief Executive Officer         1996             2005
                                                          and Director
Frank K. Voris                         65                   Director                       2001             2006
Brien J. Nagle                         54                   Director                       2001             2006

                                                     EXECUTIVE OFFICERS WHO
                                                       ARE NOT DIRECTORS
Brian K. Weiss                         32              Vice President and                   N/A             N/A
                                                     Chief Financial Officer
Eugene M. O'Sullivan                   46         Vice President of Operations*             N/A             N/A
Mitchell D. Trier                      38          Vice President of Lending*               N/A             N/A

----------
*     Mr. O'Sullivan and Mr. Trier are employees of Allied First Bank only.

(1)   As of September 20, 2004.

(2) Excepting Messrs. Nagle, Voris and Brick, includes time as a director of Allied Pilots Association Federal Credit Union, the predecessor to Allied First Bank.

Directors

      The business experience of each director of Allied First Bancorp for at least the past five years is set forth below.

      Kenneth L. Bertrand. Mr. Bertrand has served as President and Chief Executive Officer of Allied First Bank and its predecessor Allied Pilots Association Federal Credit Union since its founding in 1994. Prior to joining the credit union, he served as Vice President and Chief Operating Officer of Zenith Federal Credit Union and served in various capacities during his 12 year tenure. He is a certified public accountant in the State of Illinois.

      William G. McKeown. Mr. McKeown has been employed as a pilot with American Airlines since 1985.

      Frank K. Voris. Mr. Voris is currently retired. He served as an Executive Vice President and the Chief Operating Officer of Merchants National Bank of Aurora, located in Aurora, Illinois, from 1985 until 2000 when the bank was acquired by Old Kent Financial, Inc.

      Brien J. Nagle. Mr. Nagle has been a partner is the law firm of Nagle & Higgins, P.C., located in Naperville, Illinois, since 1992. Mr. Nagle served as a Director of Old Kent Bank located in Elmhurst, Illinois from 1988 to 1998.

      John G. Maxwell, Jr. Mr. Maxwell has been employed as a pilot with American Airlines since 1987.

      John R. Brick. Dr. Brick has been the President of Brick & Associates, Inc. since 1987. The company is a consulting firm that specializes in asset-liability management and strategic planning for depository institutions. He has a PhD degree from the University of Wisconsin-Madison and holds the Chartered Financial Analyst (CFA) designation.

Executive Officers Who Are Not Directors

      The business experience for at least the past five years for each of the executive officers of Allied First Bank who do not serve as directors is set forth below.

      Brian K. Weiss. Mr. Weiss serves as vice president and chief financial officer. Mr. Weiss has been employed by Allied First Bank since 1995. Prior to joining Allied First Bank, Mr. Weiss was employed as a loan officer by Alumni Mortgage in Naperville, Illinois for two years. He is a certified public accountant in the State of Illinois.

      Eugene M. O'Sullivan. Mr. O'Sullivan joined Allied First Bank in 1996 as manager for member services. He was named vice president for operations in 1998. Prior to joining the credit union he served in various capacities with Covest Bank in Des Plaines, Illinois from 1976 to 1996.

      Mitchell D. Trier. Mr. Trier has served as vice president for lending since 1996. Prior to joining the credit union, he served as assistant vice president for lending for Harris Bank in Chicago, Illinois from 1991 to 1996.

Board of Directors' Meetings and Committees

      Board and Committee Meetings of Allied First Bancorp. Allied First Bancorp's Board of Directors meets on a monthly basis. During the fiscal year ended June 30, 2004, the Board of Directors held nine meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such board member served during this period. Allied First Bancorp currently has standing audit and executive committees. Allied First Bancorp does not have a standing nominating committee; rather, the executive committee performs this function.

      The fiscal 2004 audit committee was comprised of Messrs. Renneisen, McKeown and Voris with Mr. Voris serving as chairman of the audit committee. The audit committee is required to meet on a semi-annual basis or more frequently as needed. The audit committee recommends the independent auditors of Allied First Bancorp and reviews the audit report prepared by the independent auditors. The audit committee met twelve times in fiscal 2004. Dr. Brick will replace Mr. Renneisen on the audit committee in fiscal 2005.

      The executive committee is comprised of Messrs. Maxwell, Bertrand and Voris with Mr. Maxwell serving as chairman of the executive committee. Mr. Bertrand is not considered independent under the Nasdaq listing standards. Mr. Bertrand is not considered independent because he is an executive officer of Allied First Bancorp. The executive committee meets on an as needed basis. The executive committee is generally authorized to oversee management or special projects on behalf of the full Board of Directors of Allied First Bancorp. The executive committee met once in fiscal 2004.

      The executive committee also performs the functions of a nominating committee for purposes of selecting nominees for election to the Board of Directors of Allied First Bancorp. Due to the small size of Allied First Bancorp's Board of Directors, the company has determined not to have a separate nominating committee. The executive committee generally meets once per year to make such nominations and does not operate under a written charter for these purposes. Although the committee does not have a specific policy for selecting director nominees, it reviews such nomination criteria as personal and professional integrity, area of expertise, independence, experience relevant to the needs of Allied First Bancorp, leadership qualities, diversity, and stock ownership. While the executive committee will consider nominees recommended by stockholders of Allied First Bancorp, the executive committee does not have any specific policy with regard to such nominees, but rather would evaluate them on the same basis as the executive committee recommended candidates. The executive committee has not actively solicited such nominations.

      Pursuant to Allied First Bancorp's bylaws, nominations for election of directors by stockholders of Allied First Bancorp at an annual meeting of stockholders must be made in writing and delivered to Allied First Bancorp's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting date. If, however, the date of an annual meeting is advanced by more than 30 days or delayed by more than 60 days from the preceding year's annual meeting date, then nominations must be received by Allied First Bancorp no earlier than the 120th day prior to the meeting and no later than the 90th day prior to the meeting or the tenth day following the day on which notice of the date of meeting was mailed or public announcement of the date of the meeting was first made.

Directors' Compensation

      The non-employee members of Allied First Bancorp's Board of Directors receive a $250 fee for each Board of Directors meeting they attend. The chairman of the Board of Directors receives a $400 fee for each Board of Directors meeting he attends. Each non-employee director also receives a fee of $150 for each committee meeting they attend.

Board Independence

      The Board of Directors has determined, except as to Mr. Bertrand, that each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq listing standings.

Executive Compensation

      The following compensation table sets forth a summary of information concerning the compensation paid by Allied First Bancorp's wholly owned subsidiary Allied First Bank, including amounts deferred to future periods, for services rendered in all capacities during the year ended June 30, 2004 to the President and Chief Executive Officer of Allied First Bank. No other officer of Allied First Bank received salary and bonus exceeding $100,000.

                                          Annual Compensation                         Long-Term Compensation
                           -----------------------------------------------            ----------------------
                                                                                       Awards               Payouts
                                                                             --------------------------   -----------
                            Year                                             Restricted
       Name and            Ended                            Other Annual        Stock                        LTIP        All Other
  Principal Position        6/30       Salary     Bonus    Compensation(1)    Awards(2)   Options(#)(2)   Payouts ($)   Compensation
-----------------------    -----    ----------  ---------  ---------------   -----------  -------------   -----------   ------------
Kenneth L. Bertrand         2004    $  163,000  $  19,500         --            --              --            --        $  35,650(3)
  President and             2003       158,500     21,000         --            --              --            --           32,353(4)
  Chief Executive Officer   2002       129,500     19,280         --            --              --            --           25,201(5)

----------
(1) This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individual's salary and bonus.

(2) Allied First Bancorp, Inc. does not have any stock option or restricted stock plans.

(3) Amount represents contributions under Allied First Bank's pension plan in the amount of $19,650, a 401(k) Plan contribution of $6,000 and a contribution of $10,000 under a non-qualified deferred compensation plan for the fiscal year ended June 30, 2004.

(4) Amount represents contributions under Allied First Bank's pension plan in the amount of $16,478, a 401(k) Plan contribution of $6,875 and a contribution of $9,000 under a non-qualified deferred compensation plan for the fiscal year ended June 30, 2003.

(5) Amount represents contributions under Allied First Bank's pension plan in the amount of $11,967, a 401(k) Plan contribution of $5,504 and a contribution of $8,500 under a non-qualified deferred compensation plan and for fiscal year ended June 30, 2002.

Employment Agreement

      Mr. Bertrand has an employment agreement with Allied First Bank for a term ending on December 31, 2005. Mr. Bertrand's base salary under the agreement is $170,000, and the agreement also provides for equitable participation by Mr. Bertrand in Allied First Bank's employee benefit plans. The employment agreement may be terminated by mutual agreement of the parties. In addition, Mr. Bertrand is eligible for an annual bonus of up to 20% of his salary. Mr. Bertrand's employment agreement also contains a deferred compensation provision whereby Allied First Bank will establish an annual book reserve in the amount of $10,000 for the benefit of Mr. Bertrand. This amount will be invested at the discretion of the Board of Directors of Allied First Bank. Mr. Bertrand will generally begin to receive payments upon attaining the age of 65.

Benefits

      General. Allied First Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, subject to deductibles and co-payments by employees.

      401(k) Plan. Allied First Bank provides its employees a qualified, tax-exempt pension plan with a "cash-or-deferred arrangement" qualifying under
Section 401(k) of the Internal Revenue Code of 1986, as amended. Employees who have attained age 18 and who have completed one year of employment with Allied First Bank, during which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the first day of the month following their eligible date. Eligible employee are permitted to contribute up to 10% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $13,000. Allied First Bank matches 50% of each participant's salary reduction contribution to the 401(k) Plan. Participants in the 401(k) Plan may use the funds to purchase shares of common stock of Allied First Bancorp.

      Contributions to the 401(k) Plan by its participants are fully and immediately vested, whereas contributions by Allied First Bank vest over a five year period. Withdrawals are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitation, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, a participant's account will be distributed, unless he or she elects to defer such payment.

      The 401(k) Plan may be amended by the Allied First Bank Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries.

      Staff Bonus Plan. Allied First Bank maintains a bonus plan for officers of Allied First Bank in the offices of vice president and above. They are eligible for a bonus up to 5% of their annual salary, excluding Mr. Bertrand. All other employees are eligible for such bonuses as are granted by the Board of Directors.

Report of the Audit Committee of the Board of Directors

      Notwithstanding anything to the contrary set forth in any of Allied First Bancorp's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

      Membership and Role of the Audit Committee. The audit committee consists of the following members of Allied First Bancorp's Board of Directors: Messrs. Renneisen, McKeown and Voris. Following the annual meeting of stockholders, Dr. Brick will replace Mr. Renneisen on the audit committee. The Board of Directors of Allied First Bancorp has determined that each of the members of the audit committee is independent as defined under the Nasdaq listing standards. The Board of Directors believes that Mr. Voris qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the Securities and Exchange Commission ("SEC"). The primary function of the audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, tax and legal compliance. The audit committee's primary duties and responsibilities are to:

            (1) serve as an independent and objective party to monitor Allied First Bancorp's financial reporting process and internal control system;

            (2) review and appraise the audit efforts of Allied First Bancorp's independent accountants and internal audit department;

            (3) evaluate Allied First Bancorp's quarterly financial performance as well as its compliance with laws and regulations; and

            (4) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

      Audit Committee Report. The audit committee of Allied First Bancorp operates under a written charter adopted by the Board of Directors, which is attached as Exhibit A to this proxy statement. The audit committee of Allied First Bancorp has issued a report which states that it has:

            o reviewed and discussed with management of Allied First Bancorp's audited financial statements for the fiscal year ended June 30, 2004;

            o discussed with Allied First Bancorp's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

            o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as amended, and has discussed with the independent accountants their independence from Allied First Bancorp.

      Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Allied First Bancorp that the audited consolidated financial statements be included in Allied First Bancorp's annual report on Form 10-KSB for the fiscal year ended June 30, 2004 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLC as the independent auditors for Allied First Bancorp for the fiscal year ending June 30, 2005, subject to the ratification of this appointment by the stockholders of Allied First Bancorp.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Allied First Bancorp specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

                                 Audit Committee

       Paul F. Renneisen        William G. McKeown        Frank K. Voris

Loans and Other Transactions with Officers and Directors

      Allied First Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. In accordance with the requirements of applicable law, loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with its underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans any forgiveness of loans to, and transactions with, directors and executive officers have been approved in the past and will be approved in the future, by at least a majority of the independent, disinterested members of the Board of Directors. Directors have access to independent counsel at Allied First Bank's expense regarding any such loan or transaction.

      All loans we make to, or transactions with, our directors and executive officers are subject to regulations restricting loans and other transactions with such persons of Allied First Bank. Loans to all directors and executive officers and their associates totaled approximately $87,000 at June 30, 2004, which was less than 1% of Allied First Bancorp's equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2004.

                PROPOSAL 2 -RATIFICATION OF INDEPENDENT AUDITORS

      The audit committee of Allied First Bancorp has renewed the arrangement for Crowe Chizek and Company LLC to be independent auditors for Allied First Bancorp for the fiscal year ending June 30, 2005, subject to the ratification of the appointment by stockholders of Allied First Bancorp at the annual meeting of stockholders. A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting of stockholders to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      The following table sets forth the fees billed to Allied First Bancorp by Crowe Chizek and Company LLC, its independent auditor for each of the last two fiscal years.

Name of Fees                                    Fiscal 2003       Fiscal 2004
------------                                    -----------       -----------

Audit fees                                        $59,500           $55,400
(includes review of SEC reports)

Audit-related fees                                $    --           $19,300
(includes other services related to audit)

Tax-related fees                                  $12,800           $21,250

All other fees                                    $ 1,300           $    --

      Audit Fees. Audit fees of $55,400 in fiscal year 2004 and $59,500 in fiscal year 2003 were for professional services rendered for the audits of the consolidated financial statements of Allied First Bancorp, review of the financial statements included in Allied First Bancorp's reports filed with the SEC and the internal controls attestation required under SEC regulations.

      Audit-Related Fees. Audit-related fees of $19,300 in fiscal year 2004 were for services provided in connection with a business acquisition, which are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above.

      Tax-Related Fees. Tax fees of $21,250 in fiscal year 2004 and $12,800 in fiscal year 2003 were for services related to tax compliance and tax planning.

      All Other Fees. All other fees of $1,300 in fiscal year 2003 were for services related to consulting services with the audit committee.

      Under the current policy of the audit committee, all services provided by the independent auditor must first be pre-approved by the audit committee. The audit committee determined that the provision of services covered under the caption "Tax related fees" above was compatible with maintaining the independence of Crowe Chizek and Company LLC.

      The Board of Directors of Allied First Bancorp recommends that you vote "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2005.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934, as amended, requires Allied First Bancorp's directors and executive officers, and persons who beneficially own more than 10% of the common stock of Allied First Bancorp, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Allied First Bancorp with copies of all
Section 16(a) forms they file.

      To Allied First Bancorp's knowledge, based solely on a review of the copies of such reports furnished to Allied First Bancorp and written representations that no other report were required, during the fiscal year ended June 30, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

          STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

      In order to be eligible for inclusion in Allied First Bancorp's proxy materials for next year's annual meeting of stockholders, your proposal must be received by Allied First Bancorp at its executive offices, located at 387 Shuman Blvd., Suite 290E, Naperville, Illinois, no later than May 21, 2005 to be eligible for inclusion in Allied First Bancorp's proxy statement and proxy card for such meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Allied First Bancorp's articles of incorporation and bylaws and Maryland law.

      To be considered for presentation at the 2005 annual meeting of stockholders, but not for inclusion in the Allied First Bancorp's proxy statement and form of proxy for that meeting, stockholder proposals must be received by Allied First Bancorp no earlier than June 23, 2005 and no later than July 22, 2005. If, however, the date of the next annual meeting is before September 21, 2005 or after December 20, 2005, proposals must instead be received by Allied First Bancorp no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the annual meeting or the tenth day after the day on which notice of the date of the annual meeting is mailed or public announcement of the date of the annual meeting is first made. If a stockholder proposal that is received by Allied First Bancorp after the applicable deadline for presentation at the next annual meeting is raised at that annual meeting, the holders of the proxies for that annual meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Allied First Bancorp's proxy statement for the annual meeting.

                                  OTHER MATTERS

      The Board of Directors of Allied First Bancorp knows of no other business that will be presented at the annual meeting. If any other matter properly comes before the stockholders for a vote at the annual meeting, the Board of Directors, as holder of your proxy, will vote your shares of Allied First Bancorp common stock in accordance with its best judgment.

      Allied First Bancorp will pay the costs of soliciting proxies. Allied First Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Allied First Bancorp's common stock. In addition to solicitation by mail, directors, officers and employees of Allied First Bancorp may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                                                                       EXHIBIT A

                           ALLIED FIRST BANCORP, INC.
                             AUDIT COMMITTEE CHARTER


PURPOSE
-------

     To assist the Board of Directors in fulfilling its oversight responsibilities for (1) the integrity of the financial statements of Allied First Bancorp, Inc. (the "Company"); (2) the Company's compliance with legal and regulatory requirements; (3) the external auditor's qualifications and independence; and (4) the performance of the Company's internal audit function and external auditors. The Audit Committee will also oversee the preparation of the report that SEC rules require be included in the Company's annual proxy statement.

     The Audit Committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

AUTHORITY
---------

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     - Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the Audit Committee.

     - Resolve any disagreements between management and the external auditor regarding financial reporting.

     - Pre-approve all auditing and permitted non-audit services performed by the Company's external audit firm.

     - Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

     - Seek any information it requires from employees - all of whom are directed to cooperate with the committee's requests - or external parties.

     - Meet with Company officers, external auditors, or outside counsel, as necessary.

     - Delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at the next scheduled meeting.

COMPOSITION
-----------

     The Audit Committee will consist of at least three and no more than six members of the Board of Directors. The board nominating committee will appoint committee members and the committee chair.

     Each committee member will be both independent and financially literate. At least one member shall be designated as the "financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS
--------

     The committee will meet at least four times per year, with authority to convene additional meetings as circumstances require. All committee members are expected to attend each meeting, either in-person or via tele- or video-conference. The committee will invite members of management, auditors, or others to attend meetings and provide pertinent information, as necessary. It will meet periodically in separate sessions with management, with internal auditors, and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES
----------------

     The committee will carry out the following responsibilities:

Financial Statements
--------------------

     o Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

          -    Complex or unusual transactions and highly judgmental areas
          - Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles
          - The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

          o Review analyses prepared by management and/or the external audit firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

          o Review with management and the external audit firm the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

          o Discuss the annual audited financial statements and quarterly financial statements with management and the external audit firm, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

          o    Review  disclosures  made by the CEO and  CFO  during  the  Forms
               10-KSB and 10-QSB certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

          o Discuss earnings press releases (particularly use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee does not need to discuss each release in advance.

Internal Control
----------------

          o Consider the effectiveness of the Company's internal control system, including information technology security and control.

          o Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit
--------------

          o Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

          o Ensure that there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

          o    Review the effectiveness of the internal audit function.

          o On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit
--------------

          o Review the external audit firm's proposed audit scope and approach, including coordination of audit effort with internal audit.

          o Review the performance of the external audit firm, and exercise final approval on the appointment or discharge of the external audit firm. In performing this review, the committee will:

               - At least annually, obtain and review a report by the external audit firm describing the Company's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the audit firm's independence) all relationships between the external audit firm and the Company
               - Take into account the opinions of management and internal audi
               - Review and evaluate the lead partner of the external audit firm
               - Present its conclusions with respect to the external audit firm to the Board of Directors

          o Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

          o Present its conclusions with respect to the external audit firm to the Board of Directors.

          o Set clear hiring policies for employees or former employees of the independent auditors.

          o On a regular basis, meet separately with the external audit firm to discuss any matters that the committee or audit firm believe should be discussed privately.

Compliance
----------

          o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

          o Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

          o Review the findings of any examinations by regulatory agencies, and any auditor observations.

          o Review the process for communicating the Code of Ethics to the Company's personnel, and for monitoring compliance therewith.

          o Obtain regular updates from management and the Company's legal counsel regarding compliance matters.

Reporting Responsibilities
--------------------------

          o Regularly report to the Board of Directors about committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's external audit firm, and the performance of the internal audit function.

          o Provide an open avenue of communication between internal audit, the external audit firm, and the Board of Directors.

          o Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

          o Review any other reports issued by the Company relating to committee responsibilities.

Other Responsibilities
----------------------

          o Discuss with management the Company's major policies with respect to risk assessment and risk management.

          o Perform other activities related to this charter as requested by the Board of Directors.

          o    Institute and oversee special investigations as needed.

          o Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

          o Confirm annually that all responsibilities outlined in this charter have been carried out.

          o Evaluate the committee's and individual members' performance on at least an annual basis.

                                REVOCABLE PROXY
                           ALLIED FIRST BANCORP, INC.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 21, 2004

     The undersigned hereby appoints the board of directors of Allied First Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the office of Allied First Bank located at 387 Shuman Boulevard, Naperville, Illinois, on October 21, 2004 at 9:00 a.m. and at any and all adjournments and postponements thereof.



--------------------------------------------------------------------------------
Please be sure to sign and date                                 Date
this proxy card in the box below.
--------------------------------------------------------------------------------



---Stockholder sign above---------------------Co-holder (if any) sign above-----


                                                                         With-
                                                                For      hold
                                                                [_]       [_]
1. The election as directors of all nominees  listed below
   (except as marked to the contrary below) for a three year term:

   John G. Maxwell, Jr. and John R. Brick

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Withhold" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------


                                                            For  Against Abstain
                                                            [_]    [_]     [_]
2. The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the Company for the fiscal year ending June 30, 2005.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

     The Board of Directors recommends a vote "FOR" the proposals listed above.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------

Detach above proxy card, sign, date and mail in postage paid envelope provided.

                           ALLIED FIRST BANCORP, INC.

     Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy card may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy card bearing a later date.

     The above signed acknowledges receipt from the Company, prior to the execution of this proxy card, of notice of the Meeting, a proxy statement and audited financial statements of the Company.

     Please sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.

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